Exhibit 10.18

QUINTILES TRANSNATIONAL HOLDINGS INC.

2008 STOCK INCENTIVE PLAN

AWARD AGREEMENT

(Awarding Nonqualified Stock Option)

THIS AWARD AGREEMENT (this “Agreement”) is made by and between Quintiles Transnational Holdings Inc., a North Carolina corporation (the “Company”), and [Insert Name of Grantee] (the “Optionee”) pursuant to the provisions of the Quintiles Transnational Holdings Inc. 2008 Stock Incentive Plan (the “Plan”), which is incorporated herein by reference. Capitalized terms not defined in this Agreement shall have the meanings given to them in the Plan.

WITNESSETH:

WHEREAS, the Optionee is providing, or has agreed to provide, services to the Company, or Affiliate or a Subsidiary of the Company, as an Employee or Director; and

WHEREAS, the Company considers it desirable and in its best interests that the Optionee be given a personal stake in the Company’s growth, development and financial success through the grant of an option to purchase shares of the $.01 par value common stock of the Company (the “Shares”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

1. Grant of Option. Effective as of [Insert Grant Date] (the “Date of Grant”), the Company hereby grants to the Optionee, an option (the “Option”) to purchase [Insert Number of Shares] Shares at the Option Price per Share of [Insert Option Price] (the “Option Price”), subject to the terms and conditions of the Plan and this Agreement. The future value of such Shares is unknown and cannot be predicted with certainty. If such Shares do not increase in value, the Option will have no value.

2. Term of Option. Subject to earlier termination under Section 4 hereof, the term of the Option shall be ten (10) years (the “Term”).

3. Vesting Schedule. The Option shall vest and become exercisable as to [Insert Vesting Schedule].

In no event will any portion of the Option that is not vested and exercisable at the time of the termination of the Optionee’s service relationship become vested and exercisable following such termination. [Included in awards made in and after September 2009: Further, notwithstanding any provision of the Plan or this Agreement to the contrary, in no event will any portion of the Option that is not vested and exercisable immediately prior to the time of a Sale of the Company become vested and exercisable because of such event.]

4. Termination of Option. Except as otherwise provided herein, the Option shall terminate on the earliest to occur of the following:

(a)	The expiration of the Term of the Option.

(b)	The 91st day after termination of the Optionee’s service relationship for any reason other than one specified in (c) or (d) below.

(c)

The 366th day after termination of the Optionee’s service relationship as a result of the Optionee’s death, or a disability, retirement or redundancy that is approved by the Committee for this purpose.

(d)	Termination of the Optionee’s employment relationship by the Company for Cause, or of the Optionee’s service relationship by the Company for reasons that would constitute Cause if the Optionee were an employee.

5. Exercise of Option. The vested portion of the Option may be exercised in whole or in part by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option and set forth the number of Shares with respect to which the Option is being exercised. The Exercise Notice shall be accompanied by payment of an amount equal to the aggregate Option Price as to all exercised Shares. Payment of such amount shall be by any of the following methods, or combination thereof, at the election of the Optionee: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Optionee for at least six (6) months and a day, or such other period, if any, as the Committee may permit, prior to their tender if acquired under the Plan or any other compensation plan maintained by the Company or on the open market); (c) if the Shares are Publicly Traded at such time, by a cashless (broker-assisted) exercise; or (d) any other method approved or accepted by the Committee in its sole discretion. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Option Price.

In connection with such exercise, the Company shall have the right to require that the Optionee make such provision, or furnish the Company such authorization, as may be necessary or desirable so that the Company may satisfy its obligation under applicable income tax laws to withhold for income or other taxes due upon or incident to such exercise. The Committee may, in its discretion, permit such withholding obligation to be satisfied through the withholding of Shares that would otherwise be delivered upon exercise of the Option.

6. Optionee’s Representations.

[Included in awards made prior to August 2012 included the following representation: “In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently

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with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in a form acceptable to the Company.”]

[Included in awards made in and after August 2012 included the following representation: “The Optionee represents that he or she is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended.

The Optionee represents that he or she is knowledgeable, sophisticated and experienced in business, financial and investment matters, capable of evaluating the merits and risks of, and making an informed decision with respect to, the investment in the Company, and that he or she is able to bear the economic risk of such investment for an indefinite period of time and able to afford the complete loss of such investment.

The Optionee (and his or her representatives, if any) has had an opportunity to request and review information, and ask and have his or her questions answered, with respect to the Company, desires no further or additional information concerning the Company or its operations, and deems such information received and reviewed adequate to evaluate the merits and risks of Optionee’s investment in the Company.

The Optionee represents that he or she is acquiring the Option for his or her own account, solely for investment and without a view to the distribution or resale thereof.

The Optionee understands further that the Option and the Shares may constitute “restricted securities” under the Securities Act of 1933, as amended, and have not been registered under the Securities Act or applicable “Blue Sky” laws of any state or foreign jurisdiction, in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed herein.

The Optionee further understands that the Option and the Shares may not be sold, transferred or otherwise disposed of except pursuant to an effective and current registration statement under the Securities Act of 1933, as amended or applicable “Blue Sky” laws of any state or foreign jurisdiction, or if available, an exemption therefrom.”]

7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or the laws of descent and distribution and, during the Optionee’s lifetime, may only be exercised by the Optionee, provided that the Committee may permit transfers to a Permitted Transferee. Any such Permitted Transferee shall be subject to all the terms and conditions of the Plan and Award Agreement, including the provisions relating to the termination of the right to exercise the Option.

8. Restrictions on Shares. The Shares acquired on exercise of the Option will generally be nontransferable and subject to such other restrictions as are set out in Article 11 of the Plan.

9. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the

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provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of the Plan and this Agreement shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Optionee or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all parties.

12. Tax Consequences. The exercise of this Option and the subsequent disposition of the Shares may cause the Optionee to be subject to federal, state and/or foreign taxation. The Optionee should consult a tax advisor before exercising this Option or disposing of the Shares purchased hereunder.

13. Acknowledgement. The Optionee acknowledges and agrees: (i) that the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option does not create any contractual or other right to receive future grants of options or any right to continue an employment or other relationship with the Company (for the vesting period or otherwise); (iii) that the Optionee remains subject to discharge from such relationship to the same extent as if the Option had not been granted; (iv) that all determinations with respect to any such future grants, including, but not limited to, when and on what terms they shall be made, will be at the sole discretion of the Committee; (v) that participation in the Plan is voluntary; (vi) that the value of the Option is an extraordinary item of compensation that is outside the scope of the Optionee’s employment contract if any; and (vii) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar benefits.

14. Employee Data Privacy. As a condition of the grant of this Option, the Optionee consents to the collection, use and transfer of personal data as described in this paragraph. The Optionee understands that the Company and its Affiliates hold certain personal information about the Optionee, including but not limited to the Optionee’s name, home address and telephone number, date of birth, social security number, salary, nationality, job title, shares of common stock or directorships held in the Company, details of all Options or other entitlement to shares of common stock awarded, cancelled, exercised, vested, unvested or outstanding in the Optionee’s favor for the purpose of managing and administering the Plan (“Data”). The Optionee further understands that the Company and/or its Affiliates will transfer Data amongst themselves as necessary for the purposes of implementation, administration and management of the Optionee’s participation in the Plan, and that the Company and/or any of its Affiliates may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plans. The Optionee understands that these recipients

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may be located in the Optionee’s country of residence or elsewhere. The Optionee authorizes them to receive, possess, use, retain and transfer Data in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding shares of common stock on the Optionee’s behalf to a broker or other third party with whom the shares acquired on exercise may be deposited. The Optionee understands that the Optionee may, at any time, view the Data, require any necessary amendments to it or withdraw the consent herein in writing by contacting the local human resources representative.

15. Confidentiality. The Optionee agrees not to disclose the terms of this offer to anyone other than the members of the Optionee’s immediately family or the Optionee’s counsel or financial advisors and agrees to advise such persons of the confidential nature of this offer.

16. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by the internal substantive laws but not the choice of law rules of North Carolina.

OPTIONEE	QUINTILES TRANSNATIONAL HOLDINGS INC.

By:
Signature	Name:
Title:

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Exhibit A

FORM OF

EXERCISE NOTICE FOR 2008 STOCK INCENTIVE PLAN1

Quintiles Transnational Holdings Inc.

4820 Emperor Blvd

Durham, NC 27703

Attention: Stock Plan Administrator

1. Exercise of Option. Effective as of today,                     , 20    , the undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option (the “Option”) to purchase              shares of the Common Stock (the “Shares”) of Quintiles Transnational Holdings Inc. (the “Company”) under and pursuant to the Quintiles Transnational Holdings Inc. 2008 Stock Incentive Plan (the “Plan”) and the Award Agreement with a grant date of                 , 20     (the “Award”). The Grant Number of the Option is             , and the per share exercise price is $        .

2. Delivery of Payment. The Optionee herewith delivers to the Company the aggregate exercise price of the Option, as set forth in the Award, by means of (check one):

☐	a check in U.S. dollars made payable to Quintiles Transnational Holdings Inc. or bank transfer;

or

☐	(i) a share certificate (or certificates) representing previously acquired shares held by the Optionee for at least six (6) months and a day) and (ii) a check in U.S. Dollars made payable to Quintiles Transnational Holdings, Inc. or bank transfer that, in combination, have an aggregate value (the Fair Market Value of the shares delivered plus the check or bank transfer amount) equal to the aggregate exercise price of the Option.

3. Representations of Optionee. The Optionee acknowledges that the Optionee has received, read and understood the Plan and the Award and agrees to abide by and be bound by their terms and conditions. The Optionee represents that he or she is purchasing the Shares for his or her own account, solely for investment and without a view to the distribution or resale thereof. The Optionee represents that (A) he or she is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended, as described on Attachment A, (B) he or she is knowledgeable, sophisticated and experienced in business, financial and investment matters and is capable of evaluating the merits and risks of the investment and

[1]	The actual form of exercise notice used by Optionee to exercise the Options covered by this Award will vary from this form, depending upon various circumstances relating to the decision to exercise. Optionee should contact the Plan Administrator through Global Incentives if he/she desires to exercise the Option.

making an informed decision to exercise the option and purchase the underlying Shares, and (C) he or she is able to bear the economic risk of an investment in the Shares for an indefinite period of time and able to afford the complete loss of such investment.2 In making the decision to exercise the option(s) the Optionee has relied upon his or her own independent investigations or those made by his or her representatives, if any (including professional, financial, tax, legal and other advisors). The Optionee (and his or her representatives, if any) has had an opportunity to request and review information, and ask and have his or her questions answered, with respect to the Company, desires no further additional information concerning the Company or its operations, and deems such information received and reviewed adequate to evaluate the merits and risks of the Optionee’s investment in the Company.

The Optionee understands further that the Shares may constitute “restricted securities” under the Securities Act of 1933, as amended (the “Securities Act”), and have not been registered under the Securities Act or applicable “Blue Sky” laws of any state or foreign jurisdiction (collectively, the “Applicable Securities Laws”), in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed herein. The Optionee further understands that the Shares may not be sold, transferred or otherwise disposed of except pursuant to an effective and current registration under the Applicable Securities Laws or, if available, an exemption therefrom. The Optionee further acknowledges and understands that the Company is under no obligation to register the Shares.

The Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

The Optionee acknowledges that the Company is relying upon each of the above representations in connection with the exercise of the option and the issuance of the underlying Shares.

4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist

[2]	Optionee should contact the Plan Administrator through Global Incentives if he/she is uncertain as to whether he/she can make any of the representations included in subclauses (A), (B) or (C).

with respect to the Shares, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in the Plan.

5. Tax Consultation and Withholding. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice. The Optionee further understands that, if the Optionee is a U.S. taxpayer, the Optionee’s purchase of the Shares will give rise to an obligation on the part of the Company to withhold for income or other taxes due and agrees to make a payment to the Company in the amount necessary to allow the Company to satisfy its withholding obligations.

6. Restrictive Legends. The Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR (II) AN APPLICABLE EXEMPTION FROM REGISTRATION THEREUNDER OR UNDER APPLICABLE STATE SECURITIES LAWS. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE ISSUER WILL FURNISH IN WRITING AND WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES).

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE QUINTILES TRANSNATIONAL HOLDINGS INC. 2008 STOCK INCENTIVE PLAN (FORMERLY THE QUINTILES TRANSNATIONAL CORP. 2008 STOCK INCENTIVE PLAN), AS SUCH PLAN MAY BE ALTERED, AMENDED, RESTATED OR MODIFIED FROM TIME TO TIME, AND MAY NOT BE SOLD, PLEDGED, ENCUMBERED OR OTHERWISE TRANSFERRED OTHER THAN TO A PERMITTED TRANSFEREE IN ACCORDANCE WITH THE PROVISIONS THEREOF AND ANY TRANSFEREE OF THESE SECURITIES SHALL BE SUBJECT TO THE TERMS OF SUCH PLAN. COPIES OF

THE FOREGOING PLAN ARE MAINTAINED WITH THE CORPORATE RECORDS OF THE ISSUER AND ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE ISSUER.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AN AWARD AGREEMENT BETWEEN THE ISSUER AND THE HOLDER, AS SUCH AGREEMENT MAY BE AMENDED, RESTATED OR MODIFIED FROM TIME TO TIME, AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS THEREOF AND ANY TRANSFEREE OF THESE SECURITIES SHALL BE SUBJECT TO THE TERMS OF SUCH AGREEMENT. COPIES OF THE FOREGOING AGREEMENT ARE MAINTAINED WITH THE CORPORATE RECORDS OF THE ISSUER AND ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE ISSUER.

7. Confidentiality. The Optionee agrees that the Company has provided to the Optionee, and may provide the Optionee in the future, with certain information (any and all such information, collectively, the “Information”) to enable the Optionee to determine whether to purchase Shares of the Company by exercising his or her options, and the Optionee agrees (I) to keep strictly confidential any and all Information provided to him or her by the Company and to not disclose the Information to any third party (except as hereinafter provided) or otherwise use the Information for any purpose other than his or her evaluation of the purchase of Shares in connection with the exercise of the option; (II) not to copy all or any portions of the Information; and (III) to return any and all Information to the Company upon its request. Notwithstanding the foregoing, the Optionee may disclose the Information to its legal, tax and other advisors so long as such advisors agree to be bound by the terms of these confidentiality provisions, and so long as the Optionee agrees to be responsible for any such advisor’s breach of the terms of this provision.

8. Governing Law. This Agreement shall be governed by the internal substantive laws but not the choice of law rules of North Carolina.

9. Entire Agreement. The Plan and Award are incorporated herein by reference. This Agreement, the Plan, and the Award constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee.

[signature page to Form of Exercise Notice to follow]

[signature page to Form of Exercise Notice]

Submitted by:	Accepted by:

OPTIONEE	QUINTILES TRANSNATIONAL HOLDINGS INC.

By:
Signature	Name:
Name:	Title:
Date:

Attachment A

For purposes of Rule 501 under the Securities Act of 1933, as amended, an “accredited investor” includes an individual investor who, at the time of the purchasing the security (in this case, upon exercise of the option):

•	Is a director or executive officer of the company issuing the securities (in this case, Quintiles Transnational Holdings Inc.);

or

•

Has an individual net worth, or joint net worth with that person’s spouse, that exceeds $1,000,000 (determined in each case without regard to the value of that person’s primary residence or any indebtedness secured by the primary residence up to its fair market value, but including in such determination the amount, if any, by which the indebtedness secured by that person’s primary residence exceeds the fair market value of such primary residence)[3];

or

•

Has individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

[3]	If you have incurred indebtedness secured by your primary residence within the last 60 days, please contact the Stock Plan Administrator through Global Incentives for additional information.

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